Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of GlycoGenesys, Inc. (the “Company”), hereby certifies, to his knowledge, that:

(1) the Company’s annual report on Form 10-K for the year ended December 31, 2003 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the periods presented in the Report.

By:	/s/ JOHN W. BURNS	By:	/s/ BRADLEY J. CARVER
	John W. Burns SVP, CFO & Secretary		Bradley J. Carver CEO & President

Date: March 30, 2004